Exhibit 99.1

CONTACT:	JAWAD CHAUDHRY,
EVP, CFO & TREASURER
(800) 680-6872

BCB Bancorp, Inc. Announces Pricing of Common Stock Offering;

BAYONNE, N.J., September 16, 2026 — BCB Bancorp, Inc. (the “Company”), (NASDAQ: BCBP), the holding company for BCB Community Bank (the “Bank”), announced today the pricing of an underwritten public offering of 11,000,000 shares of its common stock for total gross proceeds of $85,250,000 before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The offering is expected to close on September 18, 2026, subject to satisfaction of customary closing conditions.

The Company granted the underwriter a 30-day option to purchase additional shares of its common stock offered in the public offering, at the public offering price, less underwriting discounts and commissions.

Piper Sandler & Co. is acting as the sole book-running manager for the offering.

The Company intends to use the net proceeds of this offering of common stock for general corporate purposes, including maintaining liquidity, funding working capital needs, supporting Bank capital including in connection with the expected disposition of identified potential problem loans, reducing debt, and maintaining the Company’s capital and liquidity ratios, and the capital and liquidity ratios of the Bank, at acceptable levels.

The offering of common stock is being made pursuant to a registration statement on Form S-3 (File No. 333-298337) that was declared effective by the Securities and Exchange Commission (the “SEC”) on August 25, 2026. A preliminary prospectus supplement to which this communication relates has been filed with the SEC. Prospective investors should read the preliminary prospectus supplement and the accompanying prospectus and other documents the Company has filed with the SEC for more complete information about the Company and the offering. Copies of these documents are available at no charge by visiting the SEC’s website at www.sec.gov. Alternatively, when available, copies of the preliminary prospectus supplement, the prospectus supplement and accompanying prospectus related to the offering may be obtained by contacting Piper Sandler & Co., 350 North 5th Street, Suite 1000, Minneapolis, Minnesota 55401, Attention: Prospectus Department, by telephone at (800) 747-3924, or by email at prospectus@psc.com.

This press release does not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation of an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About BCB Bancorp, Inc.

Established in 2000 and headquartered in Bayonne, N.J., BCB Community Bank is the wholly-owned subsidiary of BCB Bancorp, Inc. (NASDAQ: BCBP). The Bank has twenty-two branch offices in Bayonne, Edison, Hoboken, Fairfield, Holmdel, Jersey City, Lyndhurst, Maplewood, Monroe Township, Newark, Plainsboro, River Edge, Rutherford, South Orange, Union, and Woodbridge, New Jersey, and four branches in Hicksville and Staten Island, New York. The Bank provides businesses and individuals a wide range of loans, deposit products, and retail and commercial banking services. For more information, please go to www.bcb.bank.

Forward-Looking Statements

This release, like many written and oral communications presented by BCB Bancorp, Inc., and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “could,” “may,” “should,” “will,” “would,” or similar expressions. You can also identify them by the fact that they do not relate strictly to historical or current facts.

Forward-looking statements include statements with respect to our belief, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions and future performance, including our growth strategy and expansion plans, including potential acquisitions. Forward-looking statements involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

Factors that could cause future results to differ materially from those anticipated by our forward-looking statements include the global impact of the United States military conflict with Iran, the periodic Federal budget and funding stalemates in Congress, global tariffs imposed by the Trump administration, higher inflation levels, changes in market interest rates and general economic concerns, all of which could impact our customers’ businesses and the economy and could cause increased loan delinquencies, a reduction in financial transactions and business activities, including decreased deposits and reduced loan originations. Other factors that could cause future results to vary materially from current management expectations as reflected in our forward-looking statements include, but are not limited to: global economic trends and geopolitical risks, including the ongoing conflicts in the Middle East, and changes in the rate of investment or economic growth, including as a result of sanctions, tariffs or other measures; unfavorable economic conditions in the United States generally and particularly in our primary market area and those of our customers, including the periodic Federal budget and funding stalemates in the U.S. Congress; the impact of changes in interest rates and the credit quality and strength of underlying collateral and the effect of such changes on the market value of our loan and investment securities portfolios; the credit risk associated with our loan portfolio; supply chain disruptions and labor shortages; the impact of any future pandemics or other natural disasters; the Company’s ability to effectively attract and deploy deposits; changes in the Company’s corporate strategies, the composition of its assets, or the way in which it funds those assets; the Company’s implementation of anticipated loan sales, which may not be completed in accordance with expected plans or the currently contemplated timeline, or at all, and may be disruptive to the Company and/or reduce the Company’s profitability in future periods; the pending sale of the Company’s cannabis business, which may not be completed in accordance with expected plans or the currently contemplated timeline, or at all, and may be disruptive to the Company and/or reduce the Company’s profitability in future periods; our ability to complete our proposed reincorporation from New Jersey to Delaware, including our ability to receive shareholder approval of the proposed reincorporation, and our ability to realize the anticipated benefits of the proposed reincorporation; shifts in investor sentiment or behavior in the securities, capital, or other financial markets, including changes in market liquidity or volatility; the effects of declines in real estate values that may adversely impact the collateral underlying our loans; increase in unemployment levels and slowdowns in economic growth; changes in the credit performance of our loan portfolio, including levels of criticized and classified loans, nonaccrual loans, and charge-offs; changes in the quality and composition of the Bank’s loan and investment portfolios; deposit flows; changes in liquidity levels, funding sources, or funding costs, and our ability to manage our liquidity risks; legislative and regulatory changes, including but not limited to, increases in Federal Deposit Insurance Corporation (“FDIC”) insurance rates; monetary and fiscal policies of the federal and state governments, including changes in government priorities or budgets; changes in tax policies, rates and regulations of federal, state and local tax authorities; demands for our loan products; demand for financial services; competition; changes in the securities or secondary loan markets; changes in management’s business strategies; our ability to enter new markets successfully; our ability to successfully integrate acquired businesses; changes in consumer spending; our ability to retain key employees; the effects of any reputational, credit, interest rate, market, operational, legal, liquidity, or regulatory risk; potential impact of regulatory requirements, matters, litigation, or other legal actions which could adversely affect operating results; failure to identify and adequately and promptly address cybersecurity risks, including data breaches and cyberattacks; developments in technology, such as artificial intelligence, and our ability to incorporate innovative technologies in our business and provide products and services that satisfy our customers’ expectations for convenience and security; civil unrest in the communities that we serve; changes in accounting principles and guidelines; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting our operations, pricing and services; and other factors discussed in other reports we filed with the SEC, including under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K filed for the year ended December 31, 2025, as updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and our other periodic reports that we file with the SEC.